EXHIBIT 99.1

For More Information:
Investor contact: Ann Thornton 414-438-6887
Media contact: Carole Herbstreit 414-438-6882

Brady Corporation Reports Fiscal 2016 First Quarter Results and Increases Share Buyback Program

•
GAAP net earnings of $18.7 million in the first quarter of fiscal 2016 compared to GAAP and non-GAAP earnings from continuing operations* of $15.5 million and $18.4 million, respectively, in the same quarter of the prior year.

•	First quarter organic revenue decline of 2.2 percent.

•
Earnings per diluted Class A Nonvoting Common Share of $0.37 in the first quarter of fiscal 2016 compared to GAAP and non-GAAP earnings from continuing operations per diluted Class A Nonvoting Common Share* of $0.30 and $0.36, respectively, in the same quarter of the prior year.

•	Returned $16.2 million to shareholders through share repurchases and $10.2 million in the form of dividends.

•	Net cash provided by operating activities was $30.4 million during the first quarter of fiscal 2016, compared to $18.6 million in the same quarter of the prior year.

•	Share buyback program increased to a total share repurchase authorization of up to 2 million shares of the Company’s Class A Common Stock.

MILWAUKEE (November 19, 2015)--Brady Corporation (NYSE: BRC) (“Brady” or “Company”), a world leader in identification solutions, today reported its financial results for its fiscal 2016 first quarter ended October 31, 2015.

Quarter Ended October 31, 2015 Financial Results:
Net earnings for the quarter ended October 31, 2015 were $18.7 million compared to earnings from continuing operations of $15.5 million in the same quarter last year. Non-GAAP earnings from continuing operations* were $18.4 million for the quarter ended October 31, 2014.
Earnings per diluted Class A Nonvoting Common Share were $0.37 for the first quarter ended October 31, 2015 compared to earnings from continuing operations per diluted Class A Nonvoting Common Share of $0.30 in the same quarter last year. Non-GAAP earnings from continuing operations per diluted Class A Nonvoting Common Share* were $0.36 for the quarter ended October 31, 2014.
Sales for the quarter ended October 31, 2015 decreased 8.8 percent to $283.1 million compared to $310.2 million in the first quarter of fiscal 2015. Total organic sales decreased 2.2 percent and foreign currency translation decreased sales by 6.6 percent. By segment, organic sales decreased 2.4 percent in Identification Solutions and decreased 1.7 percent in Workplace Safety.

Share Buyback Program:
On November 18, 2015, Brady’s Board of Directors authorized an increase in the Company’s share buyback program, authorizing the repurchase of up to a total of two million shares of the Company’s Class A Common Stock, inclusive of the shares in the existing share buyback program. The share buyback plan may be implemented from time to time on the open market or in privately negotiated transactions.

Commentary:
“We’re seeing positive gross margin and net earnings impacts from our activities to improve operational efficiencies. In addition, we’re making significant progress improving the overall buying experience for our customers, which as we’ve stated is a top priority for fiscal 2016,” said Brady’s President and Chief Executive Officer, J. Michael Nauman. “Organic sales declined in both business segments in the first quarter, and although we expect that our growth initiatives and slightly easier comparables will improve our year-over-year organic sales growth rate in the second half of the fiscal year, we ultimately expect organic sales growth to be challenged by macro-economic conditions in certain industrial markets and geographies, including North America. We will remain focused on enhancing efficiency and building an organization where local teams are empowered to own and are held accountable for their financial results, which will help us to successfully compete over the long term.”
“Our continuous drive to increase efficiency is offsetting the net earnings impact of our organic sales decline. We are seeing gross margin benefits from our activities to improve productivity and we are seeing steady improvements in selling, general and administrative expenses,” said Brady’s Chief Financial Officer, Aaron Pearce. “Our cash flow is strong. During the quarter ended October 31, 2015, we generated net cash from operating activities of $30.4 million, returned $10.2 million to our shareholders in the form of dividends, and repurchased 807,692 shares at an average price of $20 per share, all while maintaining our strong balance sheet with a conservative net debt-to-EBITDA ratio of 1.1 to 1.”

Fiscal 2016 Guidance:
The Company’s earnings per diluted Class A Nonvoting Common Share guidance for the year ending July 31, 2016 remains unchanged at $1.10 to $1.30. Included in this guidance is slightly down organic sales for the balance of fiscal 2016 which is reflective of economic challenges in certain industrial markets and geographies, including North America. Offsetting this weaker sales outlook are efficiency gains in the Company’s manufacturing facilities as well as increased efficiencies in selling, general, and administrative expenses. This guidance is based on exchange rates as of October 31, 2015, a full-year income tax rate in the upper 20 percent range, capital expenditures of approximately $25 million, and depreciation and amortization of up to approximately $40 million.

A webcast regarding Brady’s fiscal 2016 first quarter financial results will be available at www.bradycorp.com beginning at 9:30 a.m. Central Time today.

Brady Corporation is an international manufacturer and marketer of complete solutions that identify and protect people, products and places. Brady’s products help customers increase safety, security, productivity and performance and include high-performance labels, signs, safety devices, printing systems and software. Founded in 1914, the Company has a diverse customer base in electronics, telecommunications, manufacturing, electrical, construction, medical, aerospace and a variety of other industries. Brady is headquartered in Milwaukee, Wisconsin and as of July 31, 2015, employed approximately 6,400 people in its worldwide businesses. Brady’s fiscal 2015 sales were approximately $1.17 billion. Brady stock trades on the New York Stock Exchange under the symbol BRC. More information is available on the Internet at www.bradycorp.com.

* See accompanying notes for Non-GAAP measures.

###
In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations.

The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: implementation of the Workplace Safety strategy; Brady’s ability to develop and successfully market technologically advanced new products; risks associated with restructuring plans and maintaining acceptable operational service metrics; technology changes and potential security violations to the Company’s information technology systems; future competition; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady’s ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady’s substantial intangible assets; unforeseen tax consequences; risks associated with divestitures; risks associated with identifying, completing, and integrating acquisitions; risks associated with our ownership structure; Brady’s ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2015.

These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited; Dollars in thousands, except per share data)

	Three months ended October 31,
	2015	2014
Net sales	$283,073	$310,240
Cost of products sold	143,724	160,079
Gross margin	139,349	150,161
Operating expenses:
Research and development	8,569	9,631
Selling, general and administrative	100,678	109,279
Restructuring charges	—	4,278
Total operating expenses	109,247	123,188

Operating income	30,102	26,973

Other (expense) income:
Investment and other (expense) income	(759)	323
Interest expense	(2,151)	(2,891)

Earnings from continuing operations before income taxes	27,192	24,405

Income tax expense	8,489	8,906

Earnings from continuing operations	$18,703	$15,499

Loss from discontinued operations, net of income taxes	—	(1,915)

Net earnings	$18,703	$13,584

Earnings from continuing operations per Class A Nonvoting Common Share:
Basic	$0.37	$0.30
Diluted	$0.37	$0.30

Earnings from continuing operations per Class B Voting Common Share:
Basic	$0.35	$0.29
Diluted	$0.35	$0.29

Loss from discontinued operations per Class A Nonvoting Common Share:
Basic	$—	$(0.03)
Diluted	$—	$(0.04)

Loss from discontinued operations per Class B Voting Common Share:
Basic	$—	$(0.04)
Diluted	$—	$(0.04)

Net Earnings per Class A Nonvoting Common Share:
Basic	$0.37	$0.27
Diluted	$0.37	$0.26
Dividends	$0.20	$0.20

Net Earnings per Class B Voting Common Share:
Basic	$0.35	$0.25
Diluted	$0.35	$0.25
Dividends	$0.19	$0.18

Weighted average common shares outstanding (in thousands):
Basic	51,029	51,251
Diluted	51,089	51,313

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited; Dollars in thousands)

	October 31, 2015	July 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$110,610	$114,492
Accounts receivable—net	159,174	157,386
Inventories:
Finished products	63,500	66,700
Work-in-process	17,458	16,958
Raw materials and supplies	21,059	20,849
Total inventories	102,017	104,507
Prepaid expenses and other current assets	35,407	32,197
Total current assets	407,208	408,582
Other assets:
Goodwill	430,972	433,199
Other intangible assets	66,242	68,888
Deferred income taxes	20,811	22,310
Other	17,508	18,704
Property, plant and equipment:
Cost:
Land	5,097	5,284
Buildings and improvements	93,803	94,423
Machinery and equipment	257,602	270,086
Construction in progress	2,901	2,164
	359,403	371,957
Less accumulated depreciation	253,295	260,743
Property, plant and equipment—net	106,108	111,214
Total	$1,048,849	$1,062,897
LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Current liabilities:
Notes payable	$9,173	$10,411
Accounts payable	72,703	73,020
Wages and amounts withheld from employees	29,726	30,282
Taxes, other than income taxes	7,026	7,250
Accrued income taxes	9,609	7,576
Other current liabilities	41,723	38,194
Current maturities on long-term debt	—	42,514
Total current liabilities	169,960	209,247
Long-term obligations, less current maturities	241,434	200,774
Other liabilities	64,697	65,188
Total liabilities	476,091	475,209
Stockholders’ investment:
Common stock:
Class A nonvoting common stock—Issued 51,261,487 and 51,261,487 shares, respectively and outstanding 47,040,129 and 47,781,184 shares, respectively	513	513
Class B voting common stock—Issued and outstanding, 3,538,628 shares	35	35
Additional paid-in capital	313,879	314,403
Earnings retained in the business	422,589	414,069
Treasury stock—4,221,358 and 3,480,303 shares, respectively of Class A nonvoting common stock, at cost	(107,420)	(93,234)
Accumulated other comprehensive loss	(53,426)	(45,034)
Other	(3,412)	(3,064)
Total stockholders’ investment	572,758	587,688
Total	$1,048,849	$1,062,897

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; Dollars in thousands)

	Three months ended October 31,
	2015	2014
Operating activities:
Net earnings	$18,703	$13,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,889	10,123
Non-cash portion of stock-based compensation expense	2,596	1,319
Non-cash portion of restructuring charges	—	196
Loss on sale of business, net	—	426
Deferred income taxes	726	2,346
Changes in operating assets and liabilities (net of effects of business acquisitions/divestitures):
Accounts receivable	(3,342)	(3,916)
Inventories	1,368	(7,077)
Prepaid expenses and other assets	(3,081)	(2,999)
Accounts payable and accrued liabilities	2,402	2,897
Income taxes	2,109	1,705
Net cash provided by operating activities	30,370	18,604

Investing activities:
Purchases of property, plant and equipment	(2,334)	(11,451)
Sale of business, net of cash retained	—	8,771
Other	1,539	592
Net cash used in investing activities	(795)	(2,088)

Financing activities:
Payment of dividends	(10,183)	(10,191)
Proceeds from issuance of common stock	—	91
Purchase of treasury stock	(16,160)	—
Net (repayments) proceeds from borrowings on credit facilities	(2,738)	33,286
Debt issuance costs	(803)	—
Income tax on equity-based compensation, and other	(1,007)	(1,296)
Net cash (used in) provided by financing activities	(30,891)	21,890

Effect of exchange rate changes on cash	(2,566)	(3,766)

Net (decrease) increase in cash and cash equivalents	(3,882)	34,640
Cash and cash equivalents, beginning of period	114,492	81,834

Cash and cash equivalents, end of period	$110,610	$116,474

Supplemental disclosures:
Cash paid during the period for:
Interest	$2,144	$3,032
Income taxes, net of refunds	4,533	7,323

BRADY CORPORATION AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited; Dollars in thousands)

	Three months ended October 31,
	2015	2014
SALES TO EXTERNAL CUSTOMERS
ID Solutions	$196,327	$212,097
Workplace Safety	86,746	98,143
Total Company	$283,073	$310,240

SALES INFORMATION
ID Solutions
Organic	(2.4)%	2.4%
Currency	(5.0)%	(1.2)%
Total	(7.4)%	1.2%

Workplace Safety
Organic	(1.7)%	2.4%
Currency	(9.9)%	(2.2)%
Total	(11.6)%	0.2%

Total Company
Organic	(2.2)%	2.4%
Currency	(6.6)%	(1.5)%
Total	(8.8)%	0.9%

SEGMENT PROFIT
ID Solutions	$40,004	$43,467
Workplace Safety	16,664	15,539
Total	$56,668	$59,006

SEGMENT PROFIT AS A PERCENT OF SALES
ID Solutions	20.4%	20.5%
Workplace Safety	19.2%	15.8%
Total	20.0%	19.0%

	Three months ended October 31,
	2015	2014
Total segment profit	$56,668	$59,006
Unallocated amounts:
Administrative costs	(26,566)	(27,755)
Restructuring charges	—	(4,278)
Investment and other (expense) income	(759)	323
Interest expense	(2,151)	(2,891)
Earnings from continuing operations before income taxes	$27,192	$24,405

NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the Non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Earnings from Continuing Operations Before Income Taxes Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Earnings from Continuing Operations Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Earnings from Continuing Operations Before Income Taxes to Earnings from Continuing Operations Before Income Taxes Excluding Certain Items:

	Three months ended October 31,
	2015	2014
Earnings from Continuing Operations Before Income Taxes (GAAP measure)	$27,192	$24,405
Restructuring charges	—	4,278
Earnings from Continuing Operations Before Income Taxes Excluding Certain Items (non-GAAP measure)	$27,192	$28,683

Income Taxes on Continuing Operations Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Income Taxes on Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Income Taxes on Continuing Operations to Income Taxes on Continuing Operations Excluding Certain Items:

	Three months ended October 31,
	2015	2014
Income Taxes on Continuing Operations (GAAP measure)	$8,489	$8,906
Restructuring charges	—	1,331
Income Taxes on Continuing Operations Excluding Certain Items (non-GAAP measure)	$8,489	$10,237

Net Earnings from Continuing Operations Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items:

	Three months ended October 31,
	2015	2014
Net Earnings from Continuing Operations (GAAP measure)	$18,703	$15,499
Restructuring charges	—	2,947
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	$18,703	$18,446

Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Financial Statements. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:

	Three months ended October 31,
	2015	2014
Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure)	$0.37	$0.30
Restructuring charges	—	0.06
Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items (non-GAAP measure)	$0.37	$0.36